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                      SAGE LIFE ASSURANCE OF AMERICA, INC,.
                      THE SAGE VARIABLE ANNUITY ACCOUNT A


                        Supplement Dated March 26, 1999


                                       To


                       Prospectus Dated February 1, 1999



        Effective March 26, 1999 and for a limited time, we will offer the flexible payment fixed and variable deferred annuity contract described in your Prospectus with reduced charges. You may purchase the Contract with no surrender charge and with Asset-Based Charges guaranteed for the life of your Contract that equal, on an annual basis, .50% of your Variable Account Value (.35% for mortality and expense risks and .15% for asset-based administrative expenses).

     Please keep this supplement with your Prospectus for future reference.




                      Sage Life Assurance of America, Inc.
                              300 Atlantic Street
                               Stamford, CT 06901